Execution Version

Exhibit 10.14

ASSIGNMENT AND BILL OF SALE

This Assignment and Bill of Sale (this “Assignment”) is dated as of March 11, 2015, effective as of March 11, 2015 (the “Effective Time”), and is executed by and among ENERGY XXI GOM, LLC, a Delaware limited liability company, ENERGY XXI PIPELINE, LLC, a Delaware limited liability company, and ENERGY XXI PIPELINE II, LLC, a Delaware limited liability company, with offices at 1021 Main Street, Suite 2626, Houston, Texas 77002 (collectively, “Assignor”), and ENERGY XXI USA, INC., a Delaware corporation, with offices at 1021 Main Street, Suite 2626, Houston, Texas 77002 (“Assignee”).

ARTICLE I

ASSIGNMENT

Assignor, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby GRANTS, DEEDS, BARGAINS, SELLS, CONVEYS, ASSIGNS, TRANSFERS, SETS OVER and DELIVERS unto Assignee, subject to the remaining terms and provisions of this Assignment, the following real, personal or mixed property and appurtenant rights (contractual or otherwise) (collectively, the “Properties” and individually, a “Property”), to-wit:

(a)	all of Assignor’s right, title and interest in, to and under, or derived from, the rights-of-way and/or easements described or referenced on Exhibit A attached hereto (collectively, the “ROWs”);

(b)	all of Assignor’s right, title and interest in, to and under, or derived from, all contracts and agreements directly relating to the Properties (the “Contracts”);

(c)	all of Assignor’s right, title and interest in, to and under, or derived from the personal property, improvements, fixtures, facilities, meters, flow lines, injection lines, pipelines, tanks, boilers, buildings, machinery, equipment (surface and downhole), salt water disposal facilities, inventory, utility lines, power lines, telephone lines, roads and other appurtenances (excluding, however, any flowlines), to the extent the same are situated upon and used or held for use by Assignor solely in connection with the ownership, operation, maintenance or repair of the Properties, including, without limitation, the assets described on Exhibit B attached hereto (collectively, the “Tangible Property”);

(d)	all of Assignor’s right, title and interest in, to and under, or derived from, all environmental and other governmental (whether federal, state or local) permits, licenses, orders, authorizations, franchises and related instruments or rights directly relating to the ownership, operation or use of the Properties (the “Permits”);

Execution Version

(e)	all of the following, to the extent related to the rights and interests identified elsewhere in this Article I, or used or held for use in connection with the maintenance or operation thereof, to the extent such are assignable or transferable by Assignor without restriction under applicable law or under any contracts, agreements or instruments (and without payment by Assignor): maps, reports and other written material relating to the Properties, including, without limitation, right-of-way files, property records, contract files, operations files, copies of tax and accounting records and files (“Records”);

(f)	all of Assignor’s right, title and interest in, to and under, or derived from, the real property that is described on Exhibit C attached hereto, including all buildings, facilities, equipment and any other improvements located thereon (collectively, the “Land”); and

(g)	to the extent not described under subsections (a) through (f) above, all of Assignor’s right, title and interest in and to any other real, personal or mixed property and appurtenant rights (contractual or otherwise) directly related thereto but to the extent and only to the extent same pertain to a Property, excluding, however, any fee lands or real estate.

TO HAVE AND TO HOLD all of the Properties, together with all rights, titles, interests, estates, remedies, powers and privileges thereunto appertaining unto Assignee and its successors, legal representatives and assigns forever, subject to the Permitted Encumbrances, terms, conditions and reservations of this Assignment.

ARTICLE II

LIMITED WARRANTY

Section 2.1	Special Limited Warranty. Assignor binds itself to warrant and forever defend title to its interest in and to the Properties, subject to the Permitted Encumbrances, unto Assignee, its successors and assigns, against all persons lawfully claiming or to claim the same or any part thereof by, through or under Assignor, but not otherwise.

Section 2.2	Permitted Encumbrances. As used herein, the term “Permitted Encumbrances” means any or all of the following:

(a)	liens for current taxes or assessments not yet due or delinquent or, if delinquent, that are being contested in the ordinary course of business;

Execution Version

(b)	materialmen’s, mechanic’s, repairman’s, employee’s, contractor’s, operator’s and other similar liens or charges arising in the ordinary course of business for amounts not yet delinquent;

(c)	all rights to consent by, required notices to, filings with, or other actions by governmental authorities in connection with the transfer of a Property if the same are customarily obtained subsequent to such transfer, and all rights to consents by or required notices to any non-governmental third party;

(d)	easements, rights-of-way, servitudes, permits, surface leases, and other rights in respective of surface operations on or over any of the Properties which do not comprise a Property and do not materially interfere with the current or proposed operations on the Properties;

(e)	any encumbrances which do not, in the aggregate, materially detract from the value of or materially interfere with the use, ownership or operation of the Properties subject thereto or affected thereby (as currently used, owned or operated) or which would be accepted by a reasonably prudent purchaser engaged in the business of owning and operating oil and/or gas pipelines and related facilities; or

(f)	all mortgages, deeds of trust, liens and other encumbrances associated with Assignor’s credit facility with The Royal Bank of Scotland plc, as Administrative Agent, pursuant to a certain First Lien Credit Agreement dated as of April 4, 2006, as amended, supplemented or otherwise modified from time to time.

Section 2.3	Information about the Properties. EXCEPT AS EXPRESSLY SET FORTH IN THIS ASSIGNMENT, ASSIGNOR MAKES NO WARRANTY OR REPRESENTATION, EXPRESS, STATUTORY OR IMPLIED, AS TO (a) ACCURACY, COMPLETENESS OR MATERIALITY OF ANY DATA, INFORMATION OR RECORDS FURNISHED TO ASSIGNEE IN CONNECTION WITH THE PROPERTIES; (b) GAS BALANCING INFORMATION, ALLOWABLES OR OTHER REGULATORY MATTERS; OR (c) THE PRESENT OR FUTURE VALUE OF THE ANTICIPATED INCOME, COSTS OR PROFITS, IF ANY, TO BE DERIVED FROM THE PROPERTIES. ANY DATA, INFORMATION OR OTHER RECORDS FURNISHED BY ASSIGNOR ARE PROVIDED TO ASSIGNEE AS A CONVENIENCE AND ASSIGNEE’S RELIANCE ON OR USE OF THE SAME IS AT ASSIGNEE’S SOLE RISK.

Execution Version

Section 2.4	Condition and Fitness of the Properties. Except for the special warranty of title herein, ASSIGNOR CONVEYS THE PROPERTIES TO ASSIGNEE WITHOUT ANY EXPRESS, STATUTORY OR IMPLIED WARRANTY OR REPRESENTATION OF ANY KIND, INCLUDING WARRANTIES RELATING TO (a) THE CONDITION OR MERCHANTABILITY OF THE PROPERTIES OR (b) THE FITNESS OF THE PROPERTIES FOR A PARTICULAR PURPOSE. ASSIGNEE HAS INSPECTED OR HAS BEEN GIVEN THE OPPORTUNITY TO INSPECT THE PROPERTIES FOR ALL PURPOSES INCLUDING, WITHOUT LIMITATION, FOR THE PURPOSE OF DETECTING THE PRESENCE OF NATURALLY OCCURRING RADIOACTIVE MATERIALS (“NORM”) AND MAN MADE MATERIAL FIBERS (“MMMF”) AND HAS SATISFIED ITSELF AS THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE INCLUDING, BUT LIMITED TO, CONDITIONS RELATED TO THE PRESENCE, RELEASE, OR DISPOSAL OF HAZARDOUS SUBSTANCES OR HYDROCARBONS. ASSIGNEE ACCEPTS THE PROPERTIES IN THEIR “AS-IS” “WHERE-IS” CONDITION AND “WITH ALL FAULTS.” ASSIGNOR DISCLAIMS ALL LIABILITY ARISING IN CONNECTION WITH THE PRESENCE OF NORM OR MMMF ON THE PROPERTIES. ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 (1870) THROUGH 2548 (1870), AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLES 2520, ET SEQ.; ACKNOWLEDGES THAT THIS EXPRESS WARRANTY SHALL BE CONSIDERED A MATERIAL AND INTEGRAL PART OF THIS ASSIGNMENT AND THE CONSIDERATION THEREOF; AND ACKNOWLEDGES THAT THIS WARRANTY HAS BEEN BROUGHT TO THE ATTENTION OF THE ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE PROPERTIES, TO THE EXTENT THE PROPERTIES ARE LOCATED IN LOUISIANA. TO THE EXTENT APPLICABLE TO THE PROPERTIES OR ANY PORTION THEREOF, ASSIGNEE HEREBY WAIVES THE PROVISIONS OF THE LOUISIANA UNFAIR TRADE PRACTICES AND CONSUMER PROTECTION LAW (LA. R.S. 51:1402, ET SEQ.). ASSIGNEE WARRANTS AND REPRESENTS THAT IT: (i) IS EXPERIENCED AND KNOWLEDGEABLE WITH RESPECT TO THE OIL AND GAS INDUSTRY GENERALLY AND WITH TRANSACTIONS OF THIS TYPE SPECIFICALLY; (ii) POSSESSES AMPLE KNOWLEDGE, EXPERIENCE AND EXPERTISE TO EVALUATE INDEPENDENTLY THE MERITS AND RISKS OF THE TRANSACTIONS HEREIN CONTEMPLATED; AND (iii) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION.

Execution Version

Section 2.5	Existing Conditions and Restrictions. This Assignment is made by Assignor and accepted by Assignee subject to all valid and subsisting conditions, covenants, restrictions, reservations, exceptions, rights-of-way and easements, and Contracts, whether of record or not, and all laws, regulations and restrictions, including building and zoning ordinances, of municipal or other governmental authorities applicable to and enforceable against any of the Properties. Additionally, this Assignment is expressly made subject to and Assignee does hereby and by these presents expressly assume all of the rights and obligations under the Contracts, including, without limitation, the following Contracts, to the extent and only to the extent that same pertain to any of the Properties, to-wit:

(a)	Purchase and Sale Agreement dated effective as of December 1, 2010, executed by and between Exxon Mobil Corporation, et al., as seller, and Energy XXI GOM, LLC, as buyer;

(b)	Assignment and Bill of Sale dated effective as of December 1, 2010, executed by ExxonMobil Pipeline Company in favor of Energy XXI GOM, LLC; and

(c)	Act of Cash Sale with Reservation of Servitude dated effective as of December 1, 2010, executed by ExxonMobil Pipeline Company in favor of Energy XXI GOM, LLC, pertaining to the Land (“Act of Cash Sale”). For emphasis, it is agreed that all of the reservations and exceptions and all of the terms and conditions set forth in the Act of Cash Sale with respect to the Land are incorporated into this Assignment by reference thereto and are accepted by Assignee.

ARTICLE III

MISCELLANEOUS

Section 3.1	Third Party Transferability Restrictions. To the extent the transfer contemplated by this Assignment with respect to any of the Properties is not valid, or is rendered void, without the prior consent or approval of a third party, then this Assignment shall be deemed to have no force and effect with respect to such Property unless and until the required third party consent or approval is first obtained.

Section 3.2	Governmental Approvals. For governmental filing and approval purposes, Assignor and Assignee may execute separate assignment instruments with respect to certain of the Properties utilizing forms required by a governmental entity. The interests in any of the Properties conveyed as a result of such separate assignments are the same, and not in addition to the interests in such Properties conveyed pursuant to this Assignment. Where separate assignments of the Properties have been or will be executed for filing with, and approval by, applicable governmental authorities, any such separate assignments (a) shall evidence this Assignment and assignment of the applicable Properties herein made and shall not constitute any additional assignment of such Properties, (b) are not intended to modify, and shall not modify, any of the terms, covenants and conditions or limitations on warranties set forth in this Assignment and are not intended to create, and shall not create, any representations, warranties or additional covenants of or by Assignor to Assignee and (c) shall be deemed to contain all of the terms and provisions of this Assignment as fully and to all intents and purposes as though the same were set forth at length in such separate assignments.

Execution Version

Section 3.3	Further Assurances. Assignor and Assignee agree to execute such additional transfers and other documents as may be necessary in order to accurately transfer, of record, all Properties owned by Assignor intended to be conveyed to Assignee pursuant to the terms and provisions of this Assignment.

Section 3.4	Successors and Assigns. This Assignment shall bind and inure to the benefit of Assignor and Assignee and their respective successors and assigns.

Section 3.5	Counterparts. This Assignment may be executed in any number of counterparts, each of which shall be binding upon the party or parties hereto.

Section 3.6	Governing Law. This Assignment and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of Louisiana. Each party consents to personal jurisdiction in any action brought in the United States federal and state courts located in the State of Texas with respect to any dispute, claim or controversy arising out of or in relation to or in connection with this Assignment, and each of the parties hereto agrees that any action with respect to any such dispute, controversy, or claim will be determined exclusively in a state or federal district court located in Harris County, Texas. EACH PARTY HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH THEY MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH DISPUTE ARISING OUT OF THIS ASSIGNMENT BROUGHT IN SUCH COURT OR ANY DEFENSE OF INCONVENIENT FORUM FOR THE MAINTENANCE OF SUCH DISPUTE. EACH OF THE PARTIES AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS ASSIGNMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR THE ACTIONS OF ANY OTHER PARTY IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF.

Section 3.7	Subrogation. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants and warranties by others to Assignor and its affiliates.

Execution Version

Section 3.8	Exhibits. All Exhibits attached hereto are hereby made a part hereof and incorporated herein by this reference. References in such Exhibits to instruments on file in the public records are notice of such instruments for all purposes. Unless provided otherwise, all recording references in such Exhibits are to the appropriate records of the Bureau of Ocean Energy Management or the counties and parishes in which the Properties are located or adjacent to the Properties.

Section 3.9	Recording. This Assignment is intended to be recorded and filed of record. To facilitate recordation, there may be omitted from the Exhibits to this Assignment in certain counterparts descriptions of property located in recording jurisdictions other than the jurisdiction (tax district, county, parish, state, or federal agency) in which the particular counterpart is to be filed or recorded.

[Signature page follows]

Execution Version

IN WITNESS WHEREOF, this Assignment is executed by the parties in the presence of the undersigned competent witnesses as of the date first above written, but effective as of the Effective Time.

WITNESSES:	ASSIGNOR:

Energy XXI GOM, LLC
Bashara Bo Boyd
Print Name:
Anne Hess	By:	/S/ Antonio de Pinho
Print Name:	Name: Antonio de Pinho
Title: President

ACKNOWLEDGEMENT

STATE OF TEXAS

COUNTY OF HARRIS

On this 11th day of March, 2015, before me appeared Antonio de Pinho, to me personally known, who, being by me duly sworn, did say that he is the President of Energy XXI GOM, LLC, a Delaware limited liability company, and that the foregoing instrument was executed on behalf of said company by authority of its ___________ and said appearer acknowledged said instrument to be the free act and deed of said company.

/S/ Pamela Gibbens
Notary Public
Notary Name: Pamella Gibbens
My Commission Expires: July 25, 2015

Execution Version

WITNESSES:	ASSIGNOR:

Energy XXI Pipeline, LLC
Bashara Bo Boyd
Print Name:
Anne Hess	By:	/S/ Antonio de Pinho
Print Name:	Name: Antonio de Pinho
Title: President

ACKNOWLEDGEMENT

STATE OF TEXAS

COUNTY OF HARRIS

On this 11th day of March, 2015, before me appeared Antonio de Pinho, to me personally known, who, being by me duly sworn, did say that he is the President of Energy XXI Pipeline, LLC, a Delaware limited liability company, and that the foregoing instrument was executed on behalf of said company by authority of its ___________ and said appearer acknowledged said instrument to be the free act and deed of said company.

/S/ Pamela Gibbens
Notary Public
Notary Name: Pamella Gibbens
My Commission Expires: July 25, 2015

Execution Version

WITNESSES:	ASSIGNOR:

Energy XXI Pipeline II, LLC
Bashara Bo Boyd
Print Name:
Anne Hess	By:	/S/ Antonio de Pinho
Print Name:	Name: Antonio de Pinho
Title: President

ACKNOWLEDGEMENT

STATE OF TEXAS

COUNTY OF HARRIS

On this 11th day of March, 2015, before me appeared Antonio de Pinho, to me personally known, who, being by me duly sworn, did say that he is the President of Energy XXI Pipeline II, LLC, a Delaware limited liability company, and that the foregoing instrument was executed on behalf of said company by authority of its ___________ and said appearer acknowledged said instrument to be the free act and deed of said company.

/S/ Pamela Gibbens
Notary Public
Notary Name: Pamella Gibbens
My Commission Expires: July 25, 2015

Execution Version

WITNESSES:	ASSIGNOR:

Energy XXI USA, INC.
Hugh A. Menown
Print Name:
Anne Hess	By:	/S/ J. Granger Anderson III
Print Name:	Name: J. Granger Anderson III
Title: Senior Vice President, Land

STATE OF TEXAS

COUNTY OF HARRIS

On this 11th day of March, 2015, before me appeared J. Granger Anderson, to me personally known, who, being by me duly sworn, did say that he is the Senior Vice President of Energy XXI USA, Inc., a Delaware limited liability company, and that the foregoing instrument was executed on behalf of said company by authority of its ___________ and said appearer acknowledged said instrument to be the free act and deed of said company.

/S/ Pamela Gibbens
Notary Public
Notary Name: Pamella Gibbens
My Commission Expires: July 25, 2015

Execution Version

EXHIBIT A

Rights-of-Way

1.	ST 54 – GI 22L: Right-of-Way Grant OCS-G 1506, Segment No. 8216. A one-hundred foot wide right-of-way to operate and maintain a 10 3/4-inch pipeline, 32.89 miles in length, to transport oil from Platform G in South Timbalier Area Block 54, through South Timbalier Blocks 55, 56, 47, 46, 39, 40, 27, 26, 25, and 24, through Grand Isle Area Blocks 38, 37, 36, 27, 28, and 23, to L-CMP-Valve in Grand Isle Area Block 22.

2.	MC 397 – MC 268: Right-of-Way Grant OCS-G 29263, Segment No. 19190. A two hundred foot (200’) wide Right-of-Way for the operation and maintenance of an 8 5/8-inch pipeline, 67,642 feet in length, to transport oil from Platform A in Block 397, across Blocks 353, 354, 355, 311, and 312, to Platform A in Block 268, which is an accessory to the right-of-way, all located in the Mississippi Canyon Area.

3.	MC 268 – WD 73A: Right-of-Way Grant OCS-G 3656, Segment No. 5034. Right-of-way two hundred (200) feet in width for the maintenance and operation of an 8-5/8-inch oil pipeline, 21.02 miles in length (as-built), from Platform “A” in Block 268, Mississippi Canyon, across Blocks 138, 135, 134, 121 and 116, West Delta Area, South Addition; Blocks 100, 101 and 92, West Delta Area, to Platform “A” in Block 73, West Delta Area.

4.	MC 280 – SP 93A: Right-of-Way Grant OCS-G 5229, Segment No. 6639. Right-of-way two hundred (200) feet in width for the construction, maintenance and operation of a 12-inch pipeline, 15.21 miles in length, for the transportation of crude oil, petroleum and/or gas from Exxon Corporation’s Platform “Lena” in Block 280, Mississippi Canyon, across Blocks 279, 278 and 277, Mississippi Canyon; Block 92, South Pass Area, South Addition, to Exxon Corporation’s Platform “A” in Block 93, South Pass Area, South Addition.

5.	SP 93A – WD 73A: Right-of-Way Grant OCS-G 4979, Segment No. 6364. Right-of-way two hundred (200) feet in width for the maintenance and operation of a twelve-inch oil pipeline, 27.81 miles in length, from Platform “A” in Block 93, South Pass Area, South and East Addition, across Block 94, South Pass Area, South and East Addition; Blocks 145, 128, 129, 126, 125, 124, 113 and 114, West Delta Area, South Addition; Blocks 104, 103, 102, 91 and 92, West Delta Area, to Platform “A” in Block 73, West Delta Area.

6.	WD 30J – WD 73A: Right-of-Way Grant OCS-G 08382, Segment No. 7791. A 200-foot wide right-of-way to operate and maintain a 12 ¾-inch pipeline, 13.2 miles in length, to transport oil from a valve near a subsea tie-in assembly in Block 30, through Blocks 45, 44, 62, 63, 74, to Platform A in Block 73, all located in West Delta Area.

Execution Version

7.	GI 33 SSTI – GI 22L: Right-of-Way Grant OCS-G 1506-B, Segment No. 4259. A Right-of-way two hundred feet in width for the maintenance and operation of a 12-inch pipeline, 7.74 miles in length, to transport crude oil from a 12-inch subsea tie-in in Block 32, through Blocks 31, 30, 29, to L-CMP-Valve, in Block 22, all located in the Grand Isle Area.

8.	WD 73A – GI 32 SSTI: Right-of-Way Grant OCS-G 3860, Segment No. 5284. Right-of-way two hundred feet (200’) in width for the maintenance and operation of a 12-inch pipeline to transport crude oil, 12.06 miles in length, beginning at Platform "A", Block 73, and extending through Blocks 72, 71, 66, 67 and 68 West Delta Area terminating at a 12-inch subsea tie-in located in Block 32, Grand Isle Area.

9.	WD 30J – WD 30 (Valve): Right-of-Way Grant OCS-G 29080, Segment No. 18245. A 200-foot wide right-of-way to operate and maintain a 12 3/4-inch pipeline, 0.53 miles in length, to transport oil from Platform J to a valve, all located in West Delta Area Block 30.

10.	GI 22L – GI 17 (Terminal): Right-of-Way Grant OCS-G 3643, Segment No. 4840. A Right-of-way two hundred feet in width for the maintenance and operation of a 12-3/4-inch pipeline to transport oil and gas, 3.19 miles in length, from Platform “L” in Block 22, to a point where it crosses the Federal/State line in Block 17, all in Grand Isle Area.

11.	State Right-of-Way No. 1716: Easement granted from the State of Louisiana to Exxon Pipeline Company dated 11/18/1997. Right of way No. 1716, 20 year term expiring 11/18/2017 – beginning at a point in Block 17, Grand Isle Area, Gulf Of Mexico, Offshore LA for a total distance of 28,781.17 feet or 2,350.33 rods recorded 01/27/98 COB 2976, Page 763.

12.	Pipeline Right-of-Way: PIPELINE RIGHT OF WAY AND SERVITUDE dated 11/21/77 by and between Exxon Corporation, as Grantor, and Exxon Pipeline Company, as Grantee, to grant a right of way and servitude for the purpose of constructing, operating, repairing, maintaining, replacing and removing one 12-inch pipeline with appurtenances incident thereto, for the transportation of oil and/or gases, on, under and across the following described tract of land:

A tract of land situated on Grand Isle, Section 32, T21S R25E, Jefferson Parish, Louisiana, and being bounded on the south by the Gulf of Mexico; on the north by Louisiana State Highway No. 3151; and on the west by lands belonging to Victor Carona, as shown on Exxon Pipeline Company Drawing No. A-14266 marked Exhibit A and attached thereto and made a part thereof; said right of way and servitude being ten (10) feet wide, five (5) feet to each side of the following described centerline:
Commencing at a point on the shore of the Gulf of Mexico in Section 32, T21S R25E, Jefferson Parish, Louisiana, said point being in the south line of Exxon Corporation's land on Grand Isle and having Louisiana State Plane Coordinates, South Zone, of X=2,435,893 and Y=213,882 for the place of beginning of the centerline description of the pipeline servitude hereinafter described:
Thence North 02 degrees 03 minutes 05 seconds West, 228.88 feet to a point;
Thence North 27 degrees 08 minutes 04 seconds West, 704.06 feet to a point, crossing State Highway No. 1;

Execution Version

Thence North 42 degrees 10 minutes 02 seconds West, 452.36 feet, crossing State Highway No. 3151, to a point in the north right of way line of said Highway No. 3151 and the south line of Exxon Pipeline Company's Grand Isle Station property for the end of this description, crossing Exxon Corporation's property a total distance of 1,385.30 feet or 83.96 rods.

All as more fully described in said Pipeline Right of Way and Servitude recorded in COB 918, Folio 626, records of Jefferson Parish, Louisiana, As Amended by that certain Amendment of Servitude dated 10/5/78 and recorded in COB 945, Folio 0153, records of Jefferson Parish, Louisiana.

[Contract No. 1002895]

13.	Pipeline Right-of-Way: Pipeline Servitude Agreement dated January 22, 2008 between RMGI Properties, L.L.C. and Exxon Mobil Corporation for two – 12” pipelines across a portion of Lot 8 on survey by J.W.T. Stephens C. & M.E. dated March 10, 1934, recorded at COB 3219, PG 904, Jefferson Parish, Louisiana.

[Contract No. 1018018-001]

Execution Version

EXHIBIT B

Tangible Assets

Asset ID	Asset Description	Company	Operator	Field
7482501	SWD WELL #1	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101061 - GI SWD
7482601	SWD WELL #2	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101061 - GI SWD
7482701	SWD WELL #3	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101061 - GI SWD
7517901	GI SWD FILTRATION SYSTEM (including SWD Pumps)	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101061 - GI SWD
7477901	GI TANK 2100	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101060 - GI TREATING STATION
7478001	GI TANK 2052	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101060 - GI TREATING STATION
7478101	GI TANK 2095	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101060 - GI TREATING STATION
7478201	GI TANK 2283	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101060 - GI TREATING STATION
7467001	GI VAPOR RECOVERY UNIT	510 - ENERGY XXI GULF COAST, INC.	ENERGY XXI PIPELINE II, LLC	FC101060 - GI TREATING STATION

Execution Version

EXHIBIT C

Land

The below-described tract, which has an area of 16.047 acres, more or less, is the same tract of land depicted on ExxonMobil Pipeline Company Drawing No. C33-2275-02, dated December 13, 2010, a copy of which is attached to and part of that certain Act of Cash Sale with Reservation of Servitude dated effective as of December 1, 2010, executed by ExxonMobil Pipeline Company in favor of Energy XXI GOM, LLC, filed in Conveyance Book 3275, Page 500 of the records of Jefferson Parish, Louisiana (“Act of Cash Sale”):

A certain tract of land located in Section 32, Township 21 South, Range 25 East, Jefferson Parish, Louisiana (Southeastern Land District, West of Mississippi River), being more particularly described as follows:

For a POINT OF BEGINNING, commence at a 6-inch iron pipe marking the most westerly corner of the property to be sold by ExxonMobil Pipeline Company located in said Section 32, said point having Louisiana State Plane Coordinate System coordinates of North 276,233.86 and East 3,715,308.77; thence proceed on a bearing of North 57° 04’ 20” East a distance of 391.10 feet to a 2-inch iron pipe; thence proceed on a bearing of North 40° 07’ 20” East a distance of 341.63 feet to a 2-inch iron pipe; thence proceed on a bearing of South 50° 26’ 40” East a distance of 223.80 feet to a 2-inch iron pipe; thence proceed on a bearing of North 39° 33’ 20” East a distance of 241.01 feet to a 2-inch iron pipe set on the property boundary line; thence continue on a bearing of North 39° 33’ 20” East a distance of 65.00 feet to the boundary corner; thence proceed on a bearing of South 50° 26’ 40” East a distance of 2.00 feet to a 2-inch iron pipe set on the property boundary line; thence continue on a bearing of South 50° 26’ 40” East a distance of 41.47 to a 2-inch iron pipe; thence proceed on a bearing of South 39° 33’ 20” West a distance of 115.84 feet to a 2-inch iron pipe; thence proceed on a bearing of North 50° 27’ 23” West a distance of 28.28 feet to a 2-inch iron pipe; thence proceed on a bearing of South 39° 33’ 20” West a distance of 170.16 feet to a 2-inch iron pipe; thence proceed on a bearing of South 50° 27’ 23” East a distance of 598.94 feet to a ½-inch iron pipe; thence proceed on a bearing of South 48° 12’ 20” West a distance of 20.23 feet to a 2-inch iron pipe; thence proceed on a bearing of South 47° 54’ 20” West a distance of 661.00 feet to a 2-inch iron pipe; thence proceed on a bearing of South 49° 11’ 20” West a distance of 207.97 feet to a 2-inch iron pipe; thence proceed on a bearing of North 50° 31’ 34” West a distance of 480.16 feet to a 6-inch iron pipe; thence proceed on a bearing of North 27° 38’ 55” West a distance of 374.27 feet to the POINT OF BEGINNING.

The coordinates and bearings cited herein refer to Louisiana State Plane Coordinate System, South Zone (NAD 83), based on GPS survey ties.

The above-described tract being the same tract acquired by Energy XXI GOM, LLC in the Act of Cash Sale.

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